UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2011

KIT digital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 West 17th Street – 2nd Floor New York, NY 10011

(Address of principal executive offices) (Zip Code)

+1 (212) 661-4111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 9, 2011, KIT digital, Inc., a Delaware corporation (“we,” “us,” “our,” the “Company” or “KIT digital”), filed a Current Report on Form 8-K (the “May 8-K”) to report the company acquired all of the capital stock of ioko365 Limited (“ioko”), a private company incorporated in England and Wales with principal offices in San Diego, California, York, England, London, England and Sydney, Australia, pursuant to a Securities Purchase Agreement dated as of April 11, 2011 (“ioko SPA”) which closed on May 3, 2011.

This amendment is being filed to amend and supplement Item 9.01 of the May 8-K to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

The attached financial statements of ioko are all-inclusive and as such include the results of certain historical business activities that we have either chosen to discontinue or may choose to discontinue under our ownership going forward.

Item 9.01	Financial Statements and Exhibits.

a. Financial statements of business acquired.

The following financial statements of ioko are filed as Exhibits 99.1 to this amendment and are incorporated in their entirety herein by reference:

Exhibit 99.1

Independent auditors’ report;
Balance sheet as of September 30, 2010 and 2009;
Statements of operations for the years ended September 30, 2010 and 2009;
Statement of cash flows for the years ended September 30, 2010 and 2009;
Notes to the consolidated financial statements.

The attached financial statements of ioko have been prepared in accordance with generally accepted accounting principles in the United Kingdom (UK GAAP). Those accounting principles differ from generally accepted accounting principles in the United States (US GAAP).

b. Pro forma financial information.

The following pro forma financial information is furnished as Exhibit 99.2:

Exhibit 99.2

Unaudited pro forma condensed combined balance sheet as of March 31, 2011;
Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2011;
Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010;
Notes to unaudited pro forma condensed combined financial statements.

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d. Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of ioko365 Limited as of and for the years ended September 30, 2010 and 2009.

99.2	Unaudited condensed combined pro forma financial statements as of March 31, 2011 and for the three months ended March 31, 2011 and the year ended December 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

By:	/s/ Robin Smyth
Robin Smyth
Chief Financial Officer

Date: May 24, 2011

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